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                                                                   Exhibit 10.13

               AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

     This Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of January 8, 2003, by and among FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and Lender ("Foothill"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as a Lender, and LESLIE'S POOLMART, INC., a Delaware corporation and LPM MANUFACTURING, INC., a California Corporation (formerly known as LESLIE'S POOL BRITE, INC.) ("Borrowers"), in light of the following:

     A. Borrowers, Foothill and PNC, by assignment, have previously entered into that certain Loan and Security Agreement, dated as of June 22, 2000, as amended (the "Agreement'").

     B. Borrowers, Foothill and Lenders desire to further amend the Agreement as provided for and on the conditions herein.

     NOW, THEREFORE, Borrowers, Foothill and Lenders hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2.   AMENDMENTS AND CONSENT.

          (a) Section 1.1 of the Agreement is amended to amend the definitions of "Borrower" and "Borrowers" and to add the following amendment:

          "Borrower" and "Borrowers" mean Poolmart and LPM, a "Borrower", and collectively "Borrowers".

          "LPM" means LPM Manufacturing, Inc., a California Corporation.

          (b) Agent and Lenders consent to the amendment of the name of Pool Brite to LPM, and all references to Pool Brite in the Agreement shall refer to LPM.

     3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Foothill and Lenders that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     4. NO DEFAULTS. Borrowers hereby affirm to Foothill and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

     5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment.

     6. COSTS AND EXPENSES. Borrower shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording

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fees, documentation fees, appraisal fees, travel expenses, and other fees)
arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                         [Signatures on Following Page]

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               AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation


                                    By: /s/ Daniel Durkin
                                        --------------------------------------
                                    Name: Daniel Durkin
                                          ------------------------------------
                                    Title: Authorized Officer
                                           -----------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: /s/ Ilene Silberman
                                        --------------------------------------
                                    Name: Ilene Silberman
                                          ------------------------------------
                                    Title: Vice President
                                           -----------------------------------

                                    LESLIE'S POOLMART, INC.,
                                    a Delaware corporation


                                    By: /s/ Donald J. Anderson
                                        --------------------------------------
                                    Name: Donald J. Anderson
                                          ------------------------------------
                                    Title: Executive Vice President & CFO
                                           -----------------------------------

                                    LPM MANUFACTURING, INC.,
                                    a California corporation (formerly
                                    known as LESLIE'S POOL BRITE, INC.)


                                    By: /s/ Lawrence H. Hayward
                                        --------------------------------------
                                    Name: Lawrence H. Hayward
                                          ------------------------------------
                                    Title: President & Chief Executive Officer
                                           -----------------------------------

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